Exhibit 99.1

Sunflower CLO LLC

Report to:

Sunflower CLO LLC

6 June 2017

Ernst & Young LLP 5 Times Square New York, New York 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Sunflower CLO LLC

c/o Puglisi & Associates

850 Library Avenue, Suite 204

Newark, New Castle County

Delaware 19711

Re:	Sunflower CLO LLC

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressee of this report and Security Benefit Life Insurance Company (“SBLIC”) (together, the “Specified Parties”), solely to assist Sunflower CLO LLC (the “Issuer”) in evaluating the accuracy of certain information with respect to the Issuer’s portfolio of senior secured loans and second lien loans (the “Collateral Obligations”) on electronic data files and related decodes prepared by Cortland Capital Market Services LLC (the “Servicer”), on behalf of the Issuer, pursuant to an indenture to be entered into between the Issuer and U.S. Bank National Association (the “Trustee”), a draft copy of which we received from the SBLIC dated 12 May 2017 (the “Draft Indenture”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Draft Indenture.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with the following information:

a.	Electronic data files and related decodes that contain information on the Collateral Obligations as of 5 June 2017 (the “Pricing Cut-off Date”), certain information of which we printed and attached as Exhibit 1 to Attachment A,

b.	A copy of the Draft Indenture and

c.	Copies of certain Collateral Obligations’ preliminary or final credit agreements and amendments or supplements thereto (each, a “Credit Agreement”).

For the purpose of the procedures described in this report, SBLIC, on behalf of the Issuer, provided us with instructions, assumptions and methodologies (the “Assumptions”), which are shown on the attached Exhibit 2 to Attachment A.

The information provided by the Servicer and SBLIC, each on behalf of the Issuer, is collectively referred to herein as the “Source Documents.”

The procedures in Attachment A were limited to comparing certain information that is further described in Attachment A. We performed no procedures on any other information on the Pricing Date Data Files (as defined on Attachment A). The Issuer is responsible for the information contained in the Pricing Date Data Files (as defined on Attachment A), Source Documents, Exhibit 1 to Attachment A and Exhibit 2 to Attachment A and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any further procedures than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Pricing Date Data Files (as defined on Attachment A). We have not verified and we make no representations as to the accuracy, completeness or reasonableness of the Source Documents, or any other information obtained or provided to us. We make no representations and express no opinion as to: (a) the existence of the Collateral Obligations, (b) questions of legal or tax interpretation, (c) the sufficiency of the requirements of the Draft Indenture, (d) the accuracy, completeness or reasonableness of the assumptions and methodologies set forth in the Draft Indenture, (e) the accuracy, completeness or reasonableness of the information provided to us by the Servicer, on behalf of the Issuer, (f) the accuracy, completeness or reasonableness of the instructions, assumptions, methodologies and information provided to us by SBLIC, on behalf of the Issuer, (g) the accuracy of the information obtained from third party data, news and analytics vendors (the “Data Vendors”), (h) the accuracy of the information obtained from Standard & Poor’s Rating Services or their website (“S&P”), (i) the accuracy of the information obtained from Moody’s Investors Service or their website (“Moody’s”), (j) the accuracy of the information obtained from Fitch Ratings or their website (“Fitch”) or (k) the accuracy of the information obtained from Morningstar Credit Ratings or their website (“Morningstar”). This report does not constitute a legal determination as to the Issuer’s compliance with the Draft Indenture’s specified requirements. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants, on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This agreed-upon procedures engagement was not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization or

b.	Making any findings with respect to:

i.	Whether the origination of the Collateral Obligations conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Collateral Obligations,

iii.	Whether the originator of the Collateral Obligations complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Collateral Obligations that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended and should not be used by anyone other than these Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in this report as Specified Parties.

/s/ Ernst & Young LLP

6 June 2017

Attachment A Page 1 of 3

Background

For the purpose of the procedures described in this Attachment A, the Draft Indenture relates to the Issuer’s Class A Senior Secured Floating Rate Notes (the “Class A Notes”), Class B Senior Secured Floating Rate Notes (the “Class B Notes”), Class C Secured Deferrable Floating Rate Notes (the “Class C Notes”), Class D Secured Deferrable Floating Rate Notes (the “Class D Notes”), Class E Secured Deferrable Floating Rate Notes (the “Class E Notes”), and Class F Secured Deferrable Floating Rate Notes (the “Class F Notes” and, collectively with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, the “Secured Notes”) and the Issuer’s Subordinated Notes (the “Subordinated Notes” and, together with the Secured Notes, the “Notes”).

SBLIC, on behalf of the Issuer, indicated that the Collateral Obligations on the Pricing Date Data Files (as defined herein) represent the Collateral Obligations that the Issuer is expected to purchase by the Closing Date (as defined in the Draft Indenture). Furthermore, SBLIC, on behalf of the Issuer, indicated that the Collateral Obligations ultimately purchased on the Closing Date may not include all the Collateral Obligations listed on the Pricing Date Data Files (as defined herein) and may include other Collateral Obligations acquired after the Pricing Cut-off Date (as defined herein). The procedures we performed were limited to comparing certain information on the Collateral Obligations on the Pricing Date Data Files (as defined herein).

Attachment A Page 2 of 3

Procedures we performed and our associated findings

The procedures we performed and our associated findings were as follows:

1.	We obtained from the Servicer, on behalf of the Issuer, electronic data files and related decodes containing information on the Collateral Obligations as of the Pricing Cut-off Date. We compared the Characteristics and Derived Characteristics indicated below, as shown on these electronic data files, to the corresponding information on the Source Documents, Data Sources (as defined herein) and Additional Data Sources (as defined herein) as indicated below and the Servicer adjusted the information on these electronic data files to correct for differences we noted in performing the procedures described below, subject to any qualifications and exceptions stated in the Assumptions on Exhibit 2 to Attachment A. The electronic data files, as so adjusted, are herein referred to as the “Pricing Date Data Files.”

2.	For each Collateral Obligation listed on Exhibit 1 to Attachment A, we compared the following characteristics (the “Characteristics”), as shown on Exhibit 1 to Attachment A and indicated by the letter A, with the corresponding information we obtained or derived on or after the Pricing Cut-off Date using certain Assumptions on Exhibit 2 to Attachment A and the following data sources (each, a “Data Source”), as applicable: (a) Data Vendors, (b) Credit Agreements and (c) Moody’s. Where more than one Data Source is listed for a Characteristic, the Servicer, on behalf of the Issuer, instructed us to note agreement if the value on the Pricing Date Data Files for the Characteristic agreed with the corresponding information on at least one of the Data Sources that are listed for such Characteristic. We performed no procedures to reconcile any differences that may exist between various Data Sources for any of the Characteristics.

Characteristics	Data Sources
Issuer Name (labeled as “Issuer”)	Data Vendors, Credit Agreements, Moody’s

Coupon/Spread (labeled as “Spread/Rate”)	Data Vendors, Credit Agreements,

Stated Maturity (labeled as “Maturity”)	Data Vendors, Credit Agreements

All Characteristics were in agreement. In performing this procedure, we were instructed by the Issuer to ignore differences that appeared to be due to abbreviation, truncation, punctuation or differences that are within +/- 30 days or less.

Attachment A Page 3 of 3

3.	For each Collateral Obligation listed on Exhibit 1 to Attachment A, we compared the following characteristics (the “Derived Characteristics”), as shown on Exhibit 1 to Attachment A and indicated by the letter B, with the corresponding information we obtained or derived on or after the Pricing Cut-off Date using the Draft Indenture, certain Assumptions on Exhibit 2 to Attachment A, information on the Pricing Date Data Files and the following data sources (each, an “Additional Data Source”), as applicable: (a) Data Vendors, (b) Moody’s, (c) S&P, (d) Fitch and (e) Morningstar. Where more than one Additional Data Source is listed for a Derived Characteristic, the Servicer, on behalf of the Issuer, instructed us to note agreement if the value on the Pricing Date Data Files for the Derived Characteristic agreed with the corresponding information on at least one of the Additional Data Sources that are listed for such Derived Characteristic. We performed no procedures to reconcile any differences that may exist between various Additional Data Sources for any of the Derived Characteristics.

Derived Characteristics	Additional Data Sources
Moody’s Default Probability Rating (labeled as “Moody’s DPR”)	Data Vendors, Moody’s

S&P Rating (labeled as “S&P Rating”)	Data Vendors, S&P

Fitch Rating (labeled as “Fitch Rating”)	Data Vendors, Moody’s, S&P, Fitch

Morningstar Rating (labeled as “Morningstar Rating”)	Morningstar, Moody’s, S&P, Fitch

All Derived Characteristics were in agreement.

We performed no other procedures on any other information on Exhibit 1 to Attachment A or the Pricing Date Data Files.

Exhibit 1 to Attachment A

Certain information from the Pricing Date Data Files

(refer to Items 1., 2. and 3.)

Issuer Tranche Maturity Fixed/Floating Spread/Rate Senior Secured Term Loan 2022-04-12 Floating 7.000% Term Loan 2020-07-29 Floating 7.500% Second Lien Term Loan 2021-02-28 Floating 9.500% Term Loan 2021-07-08 Floating 7.000% Term Loan 2022-12-23 Floating 7.500% Term Loan 2021-11-30 Floating 7.000% Delayed Draw Term Loan 2019-04-18 Fixed 6.500% Term Loan 2021-09-24 Floating 7.000% Term Loan 2020-06-30 Floating 12.000% Closing Date Term Loans 2024-03-01 Floating 2.750% Term Loan B 2023-11-15 Floating 2.750% Term Loan B 2023-11-15 Floating 2.750% Initial Term Loans 2022-07-29 Floating 3.250% Initial Term Loans 2022-07-29 Floating 3.250% Loans 2023-02-09 Floating 2.250% Loans 2023-02-09 Floating 2.250% Term Loan 2016 2022-04-24 Floating 3.250% 2017 Replacement Term Loan 2024-03-15 Floating 2.750% Term Loan 2024-04-05 Floating 3.000% A A

Issuer Tranche Maturity Fixed/Floating Spread/Rate Initial Term Loans 2024-02-23 Floating 3.250% Initial Term Loan 2024-04-03 Floating 3.250% Initial Term Loan 2024-03-29 Floating 4.750% 2017 Term Loan B 2024-04-04 Floating 2.500% B Term Loan 2023-10-04 Floating 2.750% Term Loan B5 2024-04-01 Floating 3.000% Term Loan B5 2024-04-01 Floating 3.000% Term Loan B 2024-04-19 Floating 2.750% Term Loan B-3 2024-04-19 Floating 2.750% Term Loan 2024-04-26 Floating 3.500% Initial Term Loans 2024-04-29 Floating 3.000% Loans 2024-02-02 Floating 2.750% A A

Morningstar Moody’s S&P Issuer Tranche Rating DPR Rating Fitch Rating Senior Secured Term Loan Term Loan Second Lien Term Loan Term Loan Term Loan Term Loan Delayed Draw Term Loan Term Loan Term Loan Closing Date Term Loans Term Loan B Term Loan B Initial Term Loans Initial Term Loans Loans Loans Term Loan 2016 2017 Replacement Term Loan Term Loan B B B B B

Morningstar Moody’s Issuer Tranche Rating DPR S&P Rating Fitch Rating Initial Term Loans Initial Term Loan Initial Term Loan 2017 Term Loan B B Term Loan Term Loan B5 Term Loan B5 Term Loan B Term Loan B-3 Term Loan Initial Term Loans Loans B

Exhibit 2 to Attachment A

Assumptions

(refer to Items 1., 2. and 3.)

1.	For the purpose of comparing the “Issuer” Characteristic, SBLIC, on behalf of the Issuer, instructed us to use either the obligor, the parent company of the obligor or the co-borrower of the obligor.

2.	For the purpose of deriving the “S&P Rating” Derived Characteristic, SBLIC, on behalf of the Issuer, indicated that if the issuer credit rating is not available, the issuer credit rating of an affiliate or parent is to be used instead.

3.	SBLIC, on behalf of the Issuer, indicated that for the purpose of deriving the “Moody’s Default Probability Rating” Derived Characteristic, notwithstanding the language in clause (vi) of such definition in the Draft Indenture, if a Moody’s Default Probability Rating cannot be determined under clauses (i) through (v) therein, then such Collateral Obligation will be deemed to not have a “Moody’s Default Probability Rating.” We performed no procedures to verify the accuracy of this information.

4.	SBLIC, on behalf of the Issuer, indicated that for the purpose of deriving the “Fitch Rating” Derived Characteristic, notwithstanding the language in clause (e) of such definition in the Draft Indenture, if a Fitch Rating cannot be determined under clauses (a) through (d) therein, then such Collateral Obligation will be deemed to not have a “Fitch Rating.” We performed no procedures to verify the accuracy of this information.

5.	SBLIC, on behalf of the Issuer, indicated that there are no Collateral Obligations with unfunded commitments.

6.	SBLIC, on behalf of the Issuer, indicated that the following Collateral Obligations, as identified on the Pricing Date Data Files, have the corresponding rating for the “Morningstar Rating” Derived Characteristic:

Collateral Obligation	Morningstar Rating